Exhibit 99.2
Global. Connected. Sustainable. 2Q23 FINANCIAL RESULTS July 27, 2023 The meeting place for companies, technologies and data

5,000+ Customers 216,000 Cross connects 50+ Metros 300+ Data Centers A Global Platform Supporting Our Customers’ Data Center Requirements Capacity Host what you need, how you need Coverage Deploy where you need Connectivity Connect how you need to whom you need Control Implement and operate the way you need Note: As of June 30, 2023. Includes investments in unconsolidated entities. 2Q23 Financial Results 2

Data Gravity Driving Data Center Demand
PlatformDIGITAL® Poised to Capitalize(1)

DGx™ 2.0

	2025E
Non-Cloud	●
Public Cloud	●


AMERs
117M*
Storage Devices


EMEA
55M*
Storage Devices


APAC
69M*
Storage Devices

*** Incremental # of Storage Devices required to address data gravity across G10000 enterprises in top 50 markets***

Global Forecast Total*

1.2M

EXABYTES

Enterprise Data

Data Economy Driving Data Gravity

Compute Forecast*



15.3M

Compute Servers

AI Training & Inference Driving Data Gravity

Storage Forecast*



243M

Storage Devices

Data Regulations Driving Data Gravity

DIGITAL REALTY

Projections are calculated based on the methodology described in Digital Realty's patented, proprietary Data Gravity Index DGx™ report as of June 2023.
* Forecasted for 2025.

2Q23 Financial Results 3

Connected Data Communities Record Interconnection Revenue 133 new logos $49 million total 2Q bookings from 0-1 MW + Interconnection 43% of total 2Q bookings from 0-1 MW + Interconnection ~35% of new signed leases contained inflation-linked increases Auto Manufacturer Asset Manager 2Q23 Financial Results 4

518 MW DLR’s in-place IT capacity in the world’s largest data center market(2) By the end of 2025 in Ashburn, including 24 MW of capacity in the current NoVA development pipeline 96 MW Buildable Capacity (1) Northern Virginia Update Note: As of June 30, 2023. 1. Represents Digital Realty’s white space IT load within its consolidated Northern Virginia portfolio. 2. Source: Cushman & Wakefield’s 2022 Global Data Center Market Comparison report. 2Q23 Financial Results 5 $103/kW In place monthly rent in the stabilized portfolio

6 Leading Data Center Partner for Sustainability Science-Based Target Commitment to Reduce Global Emissions by 68% by 2030 Renewable energy Leading data center purchaser of renewable energy • 1 GW contracted renewable capacity • 126 data centers matched with 100% renewable electricity • 100% renewable for European properties and U.S. productized colocation portfolio Green buildings More green building certified IT capacity than any other data center provider • 12M square feet of global operating portfolio has a sustainable building certification • 60% of certifications gold level and above Energy efficiency More energy star certifications than any other data center provider • Top Ten in the U.S. EPA Green Power Partnership • 7% reduction in water use intensity since 2020 • 30% of U.S. operating portfolio ENERGY STAR certified Note: As of June 30, 2023. 2Q23 Financial Results Leading the data center industry in green bonds • $6.4B in aggregate principal amount of green bonds issued • Executed first data center industry green bond • Climate bond initiative award for “Largest Financial Corporate Green Bond of 2020” Green Bonds

Social Demonstrated commitment to Diversity, Equity & Inclusion: established five employee resource groups & signed CEO Action Pledge for Diversity and Inclusion 12 philanthropic organizations supported as part of ‘Giving Tuesday’ campaign Newsweek’s America’s Most Responsible Companies of 2023 2021 2020 2022 Serving a Social Purpose Delivering Growth for All Stakeholders 2Q23 Financial Results 7 Top 100 ranking on JUST Capital America’s Most JUST Companies 2023 Governance Enhanced Board diversity with the addition of three new Directors Formalized oversight of ESG by the Nominating & Corporate Governance Committee; Signatory to the UN Global Compact Appointed Mary Hogan Preusse as Chair of the Board, which aligns with our commitment to strong governance Aligned ownership requirements to amend bylaws with SEC standard Enhanced Board diversity to 44% female + ethnically diverse

2Q23 Financial Results 2Q23 Financial Results 8

Note: Totals may not add up due to rounding. Digital Realty revised its reporting categories in 2Q 2020. For prior periods, "0-1 MW" includes Colocation, ">1 MW" includes Turn-Key Flex, "Other" includes Power Base Building and Non-Technical. “Interconnection” is unchanged. 1. Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.. 2Q23 BOOKINGS HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT Digital $ in millions Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions 0-1 MW $36.7 mm 32% of total bookings INTERCONNECTION $12.7 mm 11% of total bookings >1 MW $61.5 mm 54% of total bookings OTHER(1) $3.0 mm 3% of total bookings TOTAL BOOKINGS $113.8 mm 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q23 Financial Results • Continued Strengthening in the 0-1 MW Bookings • Average Rental Rates Increased for the 5th Consecutive Quarter $0 $50 $100 $150 9

Firm Fundamentals Robust Demand, Constrained Supply 2021 Pricing Northern Virginia 2023 Pricing $70 $105 $95 Price / kW / Month $190 2021 Pricing Frankfurt 2023 Pricing $95 $140 $140 $165 Price / kW / Month 2021 Pricing Singapore 2023 Pricing $175 $350 $320 $630 Price / kW / Month 31% Decrease in Vacancy from 1Q22 to 1Q23 1. Source: datacenterHawk (January 2023). 2. Growth percentage at the midpoint. 3. Source: CBRE “Global Data Center Trends 2023” (July 14, 2023). (1) (1) (1) Down to 1.8% Vacancy in 1Q23 2021 Pricing 39% Growth (2) (3) 44% Decrease in Vacancy from 1Q22 to 1Q23 Down to 4.8% Vacancy in 1Q23 (3) 23% Growth (2) 57% Decrease in Vacancy from 1Q22 to 1Q23 Down to 0.6% Vacancy in 1Q23 (3) 45% Growth (2) 2Q23 Financial Results 10

Note: Totals may not add up due to rounding. 1. Amounts shown represent GAAP annualized base rent from leases signed. 2. Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Strong Backlog Healthy 2Q Commencements BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog COMMENCEMENT TIMING (2) $ in millions • Robust Backlog of $437 Million • $150 Million to Commence in the Remainder of 2023 2Q23 Financial Results 11 2023 2024 2025+ 2Q23 Backlog $132M $176M $70M $378M $150M $192M $437M 1Q23 Backlog Signed Commenced 2Q23 Backlog $95M $374M $434M $114M $110M $110M $100M $437M $378M

Improving Pricing Environment Robust Re-Leasing Spreads 2Q23 RE-LEASING SPREADS 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewals representing $133 million of annualized CASH rental revenue Signed renewals representing $73 million of annualized CASH rental revenue Signed renewals representing $5 million of annualized CASH rental revenue Signed renewals representing $211 million of annualized CASH rental revenue RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 6.5% 8.7% GAAP Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on agreements renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. 1. Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. • Strong Renewal Spreads for 2nd Consecutive Quarter • Largest >1 MW Increase Since 3Q19 4.8% CASH GAAP CASH 29.9% 54.7% CASH 66.0% GAAP 6.9% CASH 14.6% GAAP 2Q23 Financial Results 12

13 1. Same–Capital Net Operating Income is a non-GAAP financial measure. For a reconciliation of Stabilized Cash Net Operating Income to the nearest GAAP equivalent, see the Appendix. 2Q23 Financial Results -9% -6% -3% 0% 3% 6% 9% FY17 FY18 FY19 FY20 FY21 FY22 Actual: 5.6% Actual: 3.4% Highest Same-Capital Cash NOI(1) Growth in Recent Years Raising 2023 Same-Capital Cash NOI Guidance 1Q23 2Q23

ZAR 3% SGD Revenue Exposure by Currency Currency Headwinds Abating USD EURO GBP AUD HKD 24% 7% 6% <1% <1% DKK <1% CHF 2% <1% <1% KES HRK 50% 50% <1% 7% 24% 6% 2% 1% < 1% < 1% 2% < 1% < 1% 3% 2023E $6.60 / Sh 1.2% SOFR +/- 100bps 0.1% GBP +/- 10% 1.8% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1. As of June 30, 2023. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2. Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 2Q23 Financial Results 14 3% < 1% • Local Operations Funded in Local Currencies act as a Natural Hedge Jun-23 1% <1% CAD MZN <1% <1% KRW NGN <1% <1% <1% 2Q22 U.S. DOLLAR INDEX 2Q23 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 JPY 2% SEK <1% BRL 3%

2Q Events Impact Second-Half Earnings Revenue and EBITDA Guidance Affirmed, Deleveraging Weighs 1Q23 2Q23 NOI Growth Customer Bankruptcy Deleveraging 3Q23E 4Q23E 2023E CORE FFO PER SHARE 2Q23 Financial Results 15 + NoVA Re-Lease

Significant De-Levering

Capital Recycling and ATM Issuance Bolster Liquidity

- *Pro Forma Liquidity of ~$4 Billion*
- *6.3x Pro Forma Leverage After JVs and Forward Equity Settlement*


Net Debt to Adjusted EBITDA (1)
6.8x
(0.5x)
6.3x
17%
Floating
Rate Debt
6%
Floating
Rate Debt (3)
2Q23
Reported
Pro Forma
Adjustments (3)
2Q23
As Adjusted (3)


Fixed Charge Coverage Ratio (2)
4.2x
0.4x
4.6x
2Q23
Reported
Pro Forma
Adjustments (3)
2Q23
As Adjusted (3)

Please see Appendix for calculation of ratios.

1. Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease obligations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including our share of unconsolidated joint venture share of cash), divided by the product of Adjusted EBITDA (including our share of unconsolidated joint venture EBITDA), multiplied by four.
2. Fixed charge coverage ratio is Adjusted EBITDA including our pro rata share of unconsolidated joint venture EBITDA divided by fixed charges (including our pro rata share of unconsolidated joint venture fixed charges).
3. Pro forma for the completion of the two stabilized hyperscale joint ventures completed in July 2023 (and related financings) and full physical settlement of the outstanding amount under the 2Q23 forward equity sales agreements, assuming proceeds are used to pay down global revolving credit facility.

DIGITAL REALTY
2Q23 Financial Results 16

Stabilized Hyperscale Joint Venture Summary Raised $2B+ of Proceeds 17 Harvesting Value from Stabilized Hyperscale Assets to Redeploy into Premium Growth Opportunities 2Q23 Financial Results Chicago Hyperscale JV NoVA Hyperscale JV Total Hyperscale JVs 97% Occupancy 90% Occupancy 6.5% Cap Rate (2) 6.0% Cap Rate (2) $743M Gross Proceeds $1.3B Gross Proceeds 35% DLR Ownership 67 MW IT Load 20% DLR Ownership 104 MW IT Load 1. Digital Realty has also granted GI Partners an option to purchase an interest in the third facility on the same hyperscale data center campus. 2. Based on annualized in-place cash NOI at June 30, 2023, net of signed leases and known move-outs. 2 Stabilized Data Centers in Chicago Metro 3 Stabilized Data Centers in NoVa Adds ~$2 Billion of Liquidity Further Diversifies Digital Realty’s Sources of Capital Ability to Redeploy Capital into our Development Pipeline (1)

Matching the Duration of Assets and Liabilities

Modest Near-Term Maturities, Well-Laddered Debt Schedule

DEBT MATURITY SCHEDULE AS OF June 30, 2023 (1)(2)

(U.S. $ in billions)


4.9 YEARS
Weighted Avg. Maturity (1)(2)
2.7 %
Weighted Avg. Coupon (1)(3)
$0.1
$1.0
$1.7
$2.5
$1.8
$3.0
$1.6
$1.7
$1.6
$1.6
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032 +
Pro Rata Share of JV Debt
Unsecured Senior Notes - GBP
Other Unsecured Debt
Euro Term Loan
Pro Forma Payoffs
Secured Mortgage Debt
Unsecured Senior Notes - EUR
Unsecured Green Senior Notes - CHF
Pro Forma JV Debt
USD Term Loan
Unsecured Senior Notes - USD
Unsecured Senior Notes - CHF
Unsecured Green Senior Notes - EUR
Unsecured Credit Facilities

DEBT PROFILE


97%
Unsecured
Unsecured
Secured
83%
Fixed
Fixed
Floating
84%
Non-USD (3)
Euro
USD
GBP
Other

Note: As of June 30, 2023.

1. Includes Digital Realty's pro rata share of unconsolidated joint venture loans and debt securities. Pro forma for the completion of the two stabilized hyperscale joint ventures completed in July 2023 (and related financings) and full physical settlement the outstanding amount under the 2Q23 forward equity sales agreements, assuming proceeds are used to pay down global revolving credit facility.
2. Assumes exercise of extension options.
3. Includes impact of cross-currency swaps.

DIGITAL REALTY

2Q23 Financial Results 18

Over $2 Billion in Capital Recycling Transactions Completed Dispositions Guidance Raised 19 We have Substantially Bolstered and Diversified our Sources of Capital, Improving our Balance Sheet 2Q23 Financial Results 30% 133% Guidance: $500M $150M Completed Guidance: $1.5B $2B Completed Updated Guidance: $2.2 – $3.0B Previously: $1.5 - $2.5B $2.2B Completed Non-Core Dispositions Hyperscale JVs Total JVs & Dispositions

2023 Financial Guidance Update Improving Core Growth 20 As of April 27, 2023 As of July 27, 2023 Better/Worse Total Revenue $5,500 - $5,600 $5,500 - $5,600 Adjusted EBITDA $2,675 - $2,725 $2,675 - $2,725 Rental Renewal Rates (Cash Basis) Greater than 3% Greater than 4% Year-End Portfolio Occupancy 85 - 86% 84 - 85% Same-Capital Cash NOI Growth 3 - 4% 4 - 5% Dispositions $1.5 - $2.5B $2.2 - $3.0B Dispositions / JV Cap Rate 0 - 10% 0 - 10% Core FFO per Share $6.65 - $6.75 $6.55 - $6.65 Note: Dollars in millions except Cash Mark-to-Market, Year-End Portfolio Occupancy, Same-Capital Cash NOI Growth, Core FFO per Share, and Dispositions. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis, where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income attributable to common stockholders per diluted share, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, external growth factors, such as dispositions, and balance sheet items, that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 2Q23 Financial Results

Q&A Global. Connected. Sustainable. 2Q23 Financial Results 21

Successful 2Q23 Initiatives 1. Strengthening Customer Value Proposition Strong Leasing Led by 0-1 MW and Interconnection 2. Operating Results Inflect Upward 3. Diversifying and Bolstering Capital Sources Raised $3 Billion(1) Through Capital Recycling and ATM 2Q23 Financial Results 22 Fastest Same-Capital NOI Growth since 2014 with Strong New Logo Growth and Robust Re-Leasing Spreads 1. Includes transactions through July 27, 2023.

Appendix 2Q23 Financial Results 23

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership depreciation related to non-controlling interests and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2021 of the prior year with less than 5% of total rentable square feet under development. Excludes buildings that were undergoing, or were expected to undergo, development activities in 2022-2023, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented. Prior period numbers adjusted to reflect current same-capital pool. Constant-Currency Same-Capital Cash NOI: We Calculate constant-Currency Same-Capital Cash NOI by adjusting the Same-Capital Cash NOI for the effect of changes in foreign currency exchange rates relative to the comparable prior period. 2Q23 Financial Results 24

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index™; Data Gravity Index DGx™; public cloud services spending the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2023 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center space; decreased rental rates, increased operating costs or increased vacancy rates; the impact on our or our customers’, suppliers’ or business partners’ operations during a pandemic, such as COVID-19; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions, including impacts of inflation; global supply chain or procurement disruptions, or increased supply chain costs; our inability to retain data center space that we lease or sublease from third parties; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2022, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, Pervasive Data Center Architecture (PDx) and Connected Data Communities are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 2Q23 Financial Results 25

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 26 June 30, 2023 June 30, 2022 Net income available to common stockholders $ 108,003 $ 53,245 Adjustments: Noncontrolling interests in operating partnership 2,500 1,500 Real estate related depreciation and amortization (1) 424,044 369,327 Depreciation related to non-controlling interests (14,144) - Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 35,386 29,022 (Gain) on real estate transactions (89,946) (1,144) FFO available to common stockholders and unitholders $ 465,844 $ 451,949 Basic FFO per share and unit $ 1.54 $ 1.56 Diluted FFO per share and unit $ 1.52 $ 1.55 Weighted average common stock and units outstanding Basic 301,593 290,528 Diluted 313,021 290,944 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 432,573 376,967 Non-real estate depreciation (8,529) (7,640) $ 424,044 $ 369,327 June 30, 2023 June 30, 2022 FFO available to common stockholders and unitholders $ 465,844 $ 451,949 FFO available to common stockholders and unitholders -- basic and diluted $ 465,844 $ 451,949 Weighted average common stock and units outstanding 301,593 290,528 Add: Effect of dilutive securities 213 416 Weighted average common stock and units outstanding -- diluted 301,806 290,944 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Three Months Ended June 30, 2023 June 30, 2022 Total operating revenues $ 1,366,267 $ 1,139,321 less: Proforma disposition adjustment (28,596) (30,150) plus: Constant currency adjustment 1,870 - Total operating revenues (as adjusted) $ 1,339,541 $ 1,109,171 Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 2Q23 Financial Results 27 June 30, 2023 June 30, 2022 FFO available to common stockholders and unitholders -- diluted $ 465,844 $ 451,949 Other non-core revenue adjustments 27,454 456 Transaction and integration expenses 17,764 13,586 Loss from early extinguishment of debt - - (Gain) / Loss on FX revaluation (7,868) 29,539 Severance accrual and equity acceleration 3,652 3,786 Other non-core expense adjustments 655 7 0 CFFO available to common stockholders and unitholders -- diluted $ 507,501 $ 499,386 CFFO impact of holding '22 Exchange Rates Constant 1,870 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 509,371 $ 499,386 Diluted CFFO per share and unit $ 1.68 $ 1.72 Diluted Constant Currency CFFO per share and unit $ 1.69 $ 1.72 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited)

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 28 March 31, 2023 March 31, 2022 FFO available to common stockholders and unitholders -- diluted $ 484,745 $ 465,412 Other non-core revenue adjustments (887) 13,916 Transaction and integration expenses 12,267 11,968 Loss from early extinguishment of debt - 51,135 (Gain) / Loss on FX revaluation (6,778) (67,676) Severance accrual and equity acceleration 4,155 2,077 Other non-core expense adjustments - 7,657 CFFO available to common stockholders and unitholders -- diluted $ 493,500 $ 484,490 CFFO impact of holding '22 Exchange Rates Constant 9,413 - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 502,913 $ 484,490 Diluted CFFO per share and unit $ 1.66 $ 1.67 Diluted Constant Currency CFFO per share and unit $ 1.69 $ 1.67 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended 2Q23 Financial Results

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 2Q23 Financial Results 29 June 30, 2023 June 30, 2022 Net income available to common stockholders $ 108,003 $ 53,245 Interest 111,116 69,023 Loss from early extinguishment of debt - - Income tax expense (benefit) 16,173 16,406 Depreciation and amortization 432,573 376,967 EBITDA 667,866 515,642 Unconsolidated JV real estate related depreciation & amortization 35,386 29,022 Unconsolidated JV interest expense and tax expense 32,105 6,708 Severance accrual and equity acceleration 3,652 3,786 Transaction and integration expenses 17,764 13,586 (Gain) / loss on sale of investments (89,946) - Other non-core adjustments, net 22,132 31,633 Noncontrolling interests (2,538) 436 Preferred stock dividends, including undeclared dividends 10,181 10,181 Adjusted EBITDA $ 696,604 $ 610,994 (in thousands) (unaudited) Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 30 June 30, 2023 June 30, 2022 Rental revenues $ 664,744 $ 622,572 Tenant reimbursements - Utilities 265,651 181,384 Tenant reimbursements - Other 34,899 39,986 Interconnection and other 86,178 80,658 Total Revenue 1,051,472 924,600 Utilities 292,110 195,498 Rental property operating 167,342 151,285 Property taxes 34,332 36,474 Insurance 3,879 3,726 Total Expenses 497,664 386,984 Net Operating Income $ 553,809 $ 537,617 Less: Stabilized straight-line rent $ (15,425) $ (1,405) Above and below market rent 1,556 1,505 Same Capital Cash Net Operating Income $ 567,678 $ 537,517 Same Capital Cash NOI impact of holding '22 Exchange Rates Constant (4,034) - Constant Currency Same Capital Cash Net Operating Income $ 563,644 $ 537,517 (in thousands) (unaudited) Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income Three Months Ended 2Q23 Financial Results

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 31 March 31, 2023 March 31, 2022 Rental revenues $ 684,585 $ 639,728 Tenant reimbursements - Utilities 262,406 190,406 Tenant reimbursements - Other 31,471 42,707 Interconnection and other 83,850 81,007 Total Revenue 1,062,312 953,847 Utilities 281,877 205,404 Rental property operating 169,589 155,715 Property taxes 30,257 37,089 Insurance 4,038 3,556 Total Expenses 485,761 401,764 Net Operating Income $ 576,551 $ 552,083 Less: Stabilized straight-line rent $ 998 $ (3,449) Above and below market rent 1,704 694 Same Capital Cash Net Operating Income $ 573,848 $ 554,838 Same Capital Cash NOI impact of holding '22 Exchange Rates Constant 10,014 - Constant Currency Same Capital Cash Net Operating Income $ 583,862 $ 554,838 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) 2Q23 Financial Results

Reconciliation of Non-GAAP Items
To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]		$	34,812,727
Liquidation value of preferred equity[ii]			755,000
Total debt at balance sheet carrying value			17,729,452
Total Enterprise Value		$	53,297,179
Total debt / total enterprise value			33.3%
Debt-plus-preferred-to-total-enterprise-value			34.7%

(i) Market Value of Common Equity

Common shares outstanding		299,240
Common units outstanding		6,483
Total Shares and Partnership Units		305,723
Stock price as of June 30, 2023	$	113.87
Market value of common equity	$	34,812,727

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [iv]

Net Debt/LQA Adjusted EBITDA

		QE 06/30/23
Total debt at balance sheet carrying value	$	17,729,452
Add: DLR share of unconsolidated joint venture debt		1,118,743
Add: Capital lease obligations, net		319,635
Less: Unrestricted cash		(324,938)
Net Debt as of June 30, 2023	$	18,842,893
Net Debt / LQA Adjusted EBITDA[iii]		6.8x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$	108,003
Interest expense		111,116
Taxes		16,173
Depreciation and amortization		432,573
EBITDA		667,866
Unconsolidated JV real estate related depreciation & amortization		35,386
Unconsolidated JV interest expense and tax expense		32,105
Severance accrual and equity acceleration and legal expenses		3,652
Transaction and integration expenses		17,764
(Gain) / loss on sale of investments		(89,946)
Other non-core adjustments, net		22,132
Impairment of investments in real estate		-
Noncontrolling interests		(2,538)
Preferred stock dividends, including undeclared dividends		10,181
Adjusted EBITDA	$	696,604
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	2,786,415

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)	QE 06/30/23
Total GAAP interest expense (including unconsolidated JV interest expense)	127,468
Add: Capitalized interest	27,883
GAAP interest expense plus capitalized interest	155,351
Debt Service Ratio	4.5x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)	QE 06/30/23
GAAP interest expense plus capitalized interest	155,351
Preferred dividends	10,181
Total fixed charges	165,533
Fixed charge ratio	4.2x

Unsecured Debt/Total Debt	QE 06/30/23
Global unsecured revolving credit facility	2,242,258
Unsecured term loans	1,548,780
Unsecured senior notes, net of discount	13,383,819
Secured debt, including premiums	554,594
Capital lease obligations, net	319,635
Total debt at balance sheet carrying value	18,049,086
Unsecured Debt / Total Debt	96.9%

Net Debt Plus Preferred/LQA Adjusted EBITDA	QE 06/30/23
Total debt at balance sheet carrying value	17,729,452
Less: Unrestricted cash	(324,938)
Capital lease obligations, net	319,635
DLR share of unconsolidated joint venture debt	1,118,743
Net Debt as of June 30, 2023	18,842,893
Preferred Liquidation Value [iv]	755,000
Net Debt plus preferred	19,597,893
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	7.0x

Note: For Quarter ended June 30, 2023.

DIGITAL REALTY
2Q23 Financial Results 32

2Q23 Financial Results 33 Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent June 30, 2023 June 30, 2022 March 31, 2023 March 31, 2022 Operating income $154,860 $170,371 $177,335 $141,236 Fee income (14,908) (5,072) (7,868) (5,757) Other income (932) (2,713) (887) (15) Depreciation and amortization 432,573 376,967 421,198 382,132 General and administrative 105,964 101,991 107,766 96,435 Severance, equity acceleration, and legal expenses 3,652 3,786 4,155 2,077 Transaction expenses 17,764 13,586 12,267 11,968 Impairment in investments in real estate — — — — Other expenses 655 7 0 — 7,657 Net Operating Income $699,629 $658,986 $713,965 $635,734 Straight-line rental revenue 12,116 (14,134) (16,327) (6,530) Straight-line rental expense 722 (2,609) (510) 3,646 Above- and below-market rent amortization (1,195) 196 (1,226) 335 Cash Net Operating Income $711,272 $642,439 $695,902 $633,185 Same Capital Cash Net Operating Income 567,678 537,517 573,848 554,838 Non Same Capital Cash Net Operating Income 143,594 104,922 122,054 78,347 Three Months Ended Three Months Ended

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Same Capital Cash Net Operating Income
(in thousands)
(unaudited)

	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended	
	December 31, 2022	December 31, 2021	December 31, 2021	December 31, 2020	December 31, 2020	December 31, 2019
Operating income	**$589,969**	**$694,010**	**$694,010**	**$557,530**	**$557,530**	**$594,216**
Fee income	(24,506)	(13,442)	(13,442)	(15,215)	(15,215)	(11,654)
Other income	(4,645)	(19,401)	(19,401)	(1,849)	(1,849)	(1,231)
Depreciation and amortization	1,577,933	1,486,631	1,486,631	1,366,380	1,366,380	1,163,774
General and administrative	398,669	393,311	393,311	344,929	344,929	207,696
Severance, equity acceleration, and legal expenses	23,498	7,343	7,343	6,440	6,440	3,400
Transaction expenses	68,766	47,426	47,426	106,661	106,661	27,925
Impairment in investments in real estate	3,000	18,291	18,291	6,482	6,482	5,351
Other expenses	12,438	2,550	2,550	1,074	1,074	14,118
Net Operating Income	**$2,645,122**	**$2,616,719**	**$2,616,719**	**$2,372,432**	**$2,372,432**	**$2,003,595**
Straight-line rental revenue	(70,394)	(64,108)	(64,108)	(48,770)	(48,770)	(48,595)
Straight-line rental expense	2,857	27,050	27,050	16,223	16,223	1,075
Above- and below-market rent amortization	(696)	6,069	6,069	12,686	12,686	17,097
Cash Net Operating Income	**$2,576,887**	**$2,585,731**	**$2,585,731**	**$2,352,571**	**$2,352,571**	**$1,973,173**
Same Capital Cash Net Operating Income	1,964,711	2,085,024	1,381,815	1,445,712	1,544,921	1,574,854
Non Same Capital Cash Net Operating Income	612,176	500,707	1,203,916	906,859	807,650	398,319

DIGITAL REALTY
2Q23 Financial Results 34

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Same Capital Cash Net Operating Income

(in thousands)

(unaudited)

	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended	
	December 31, 2019	December 31, 2018	December 31, 2018	December 31, 2017	December 31, 2017	December 31, 2016
Operating income	**$594,216**	**$549,787**	**$549,787**	**$451,295**	**$451,295**	**$497,286**
Fee income	(11,654)	(7,841)	(7,841)	(6,372)	(6,372)	(6,285)
Other income	(1,231)	(1,924)	(1,924)	(1,031)	(1,031)	(33,197)
Depreciation and amortization	1,163,774	1,186,896	1,186,896	842,464	842,464	699,324
General and administrative	207,696	160,363	160,363	156,711	156,711	146,526
Severance, equity acceleration, and legal expenses	3,400	3,304	3,304	4,730	4,730	6,207
Transaction expenses	27,925	45,327	45,327	76,048	76,048	20,491
Impairment in investments in real estate	5,351	—	—	28,992	28,992	—
Other expenses	14,118	2,818	2,818	3,077	3,077	213
Net Operating Income	**$2,003,595**	**$1,938,730**	**$1,938,730**	**$1,555,914**	**$1,555,914**	**$1,330,565**
Straight-line rental revenue	(50,273)	(40,423)	(40,423)	(16,564)	(16,564)	(24,254)
Straight-line rental expense	1,075	9,878	9,878	12,075	12,075	22,341
Above- and below-market rent amortization	17,097	26,533	26,533	1,840	1,840	(8,313)
Cash Net Operating Income	**$1,971,495**	**$1,934,718**	**$1,934,718**	**$1,553,266**	**$1,553,266**	**$1,320,339**
Same Capital Cash Net Operating Income	1,540,650	1,604,864	1,076,981	1,073,225	923,556	895,059
Non Same Capital Cash Net Operating Income	430,845	329,854	857,737	480,041	629,710	425,280

DIGITAL REALTY

2Q23 Financial Results 35

Thank you